               Semiannual Report

                                SCIENCE &
                                TECHNOLOGY
                                FUND

                                -------------
                                JUNE 30, 2001
                                -------------


                                    [LOGO]

                                 T. ROWE PRICE

     REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
     Science & Technology Fund

 .    The broad stock market lost ground during the past six months, and technology stocks ended significantly lower.

 .    The fund's returns for the six months ended June 30, 2001, trailed the S&P
     500 and the Lipper index for similar funds.

 .    We intend to manage the fund with the objective of generating strong absolute and relative performance over a sustained time horizon.

 .    Technology stocks have corrected sharply, but valuations remain challenging. We anticipate a recovery in this sector but expect it to take longer and, perhaps, be more modest than in the past.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Science and technology stocks rebounded in the second quarter, but it was not enough of a bounce to offset significant losses in the first three months of the year. The broad market measured by the S&P 500 was also off during the half, despite an attempt to recover from the lows in March. Against a backdrop of weak economic news, the Federal Reserve aggressively lowered short-term rates six times to keep the economy from skidding into a recession.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/01                                      6 Months   12 Months
--------------------------------------------------------------------------------
Science & Technology Fund                                   -27.27%   -50.81%
S&P 500                                                      -6.70    -14.83
Lipper Science & Technology
Fund Index                                                  -22.11    -50.14

During the first half of the year, the fund declined 27.27% compared with a 22.11% loss for the Lipper Science & Technology Fund Index and a 6.70% drop in the unmanaged Standard & Poor's 500 Stock Index. The severity, persistence, and volatility associated with the current downturn can be fully appreciated when one considers that, during this period, the fund experienced its largest one-day return of 19.7% and its largest monthly return of 30.4% -- and still lost about a quarter of its net asset value. The fund's 12-month decline of 50.81% was in line with the Lipper index of similar funds. The fund's exposure to communications-related stocks had a particularly negative impact on results.

MARKET ENVIRONMENT

During 1999 and into the early months of 2000, the combination of strong global economies, incremental spending associated with the transition to Year 2000, the dot-com bubble, unrestrained funding of alternative communications carriers, and manic participation by the investors created the greatest technology stock party in history. The recent environment for technology stocks remains a cruel mirror image of that party, now long past.

Foreign economies have been following the U.S. into a pattern of slower growth and weak capital spending. The dot-com bubble, having finally burst, assumes its place in history as one of the greatest financial manias of all time, while the funding tsunami for alternative communications carriers has evaporated, leaving these debt-burdened, thinly stretched companies struggling for mere survival. Having been so severely burned, investors are approaching this sector with renewed caution.

However, what challenges us most in the current environment are not these largely transitory issues, but the difficulty in determining the technology sector's true level of near-term demand and normalized rate of secular growth. Key markets such as personal computers and cell phones are already well penetrated, so future growth seems destined to decelerate. Wireline communications services companies, having overspent on infrastructure to accommodate an abundance of new data services and heightened competition because of the emergence of the Internet and the passage of the Telecommunications Reform Act of 1996, are unlikely to expand their annual capital expenditures until 2003. Similarly, wireless communications providers, burdened with auction debt while navigating the transition to next-generation technologies in highly penetrated markets, have begun to focus on cash flow rather than subscriber additions, resulting in sluggish sales of handsets and infrastructure. Lastly, component providers such as semiconductor and optical module vendors have been crushed under the combined weight of substantially reduced end-market demand and an incomprehensibly large inventory overhang.

Of course, with technology stocks down roughly 60% since peaking in the spring of 2000, the market has recognized much of this sorry state of industry fundamentals. Moreover, we believe business conditions should bottom sometime this summer and improve measurably during 2002. Furthermore, while sentiment is nowhere near the fearful panic of late March and early April, it is far from ebullient, and plenty of investors appear ready to pounce on these stocks at the first glimmer of good news.

INVESTMENT PHILOSOPHY

The salient characteristic of our approach is intensive, timely, hands-on research in the areas of communications, integrated circuits, software, computing hardware, electronic commerce, information services, media, and life sciences. This involves extensive company visits, customer and competitor interviews, participation at trade shows and industry symposiums, and detailed financial analysis. We focus our internal resources on developing insights, relying on external resources primarily for information. Given the inherent volatility of the fund's universe, we usually maintain a modest cash position to permit opportunistic purchases.

Our investment philosophy can be summarized by the following seven investment principles:

     .    Stay exposed to long-term, secular investment themes.

     . Diversify exposure among the most attractive segments of the science and technology sector.

     . Seek investments in companies that possess significant intellectual property.

     .    Concentrate holdings in companies with sustainable business models.

     .    Emphasize companies embarking on meaningful new product cycles.

     . Seek companies whose management has both vision and a proven track record.

     .    Keep the portfolio fresh.

These principles have important ramifications for the profile of your fund. First, our stock holdings will be concentrated in the secular themes. While individual stock holdings will change frequently, the themes should be more enduring. Second, in contrast to most technology funds, our investments will be spread across a variety of segments within a broadly defined science and technology sector. Third, the fund will not emphasize stocks of companies selling commodity products in highly cyclical markets. Fourth, we prefer companies whose destiny remains more in their own control rather than in the vagaries of the markets in which they participate. Fifth, our core holdings will be in stocks of companies with, in our opinion, extremely capable management. Finally, in addition to maintaining core positions in established leadership companies, our holdings may include investments across an array of smaller, more volatile companies.

By consistently applying these investment principles to the portfolio management process, we hope to ensure that your fund remains exposed to the best-positioned companies in the most rapidly growing areas of the science and technology industry. Our investment approach is aggressive, and the potential long-term rewards from an investment in this fund are likely to entail considerable price fluctuations. However, we firmly believe that over time the rewards will compensate for the risks. Because the fund's scale and diversification make it unlikely to be the top performer in any particular quarter, we manage the fund with the objective of generating consistent absolute and superior relative performance over a longer-term horizon.

PORTFOLIO REVIEW

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                     [CHART]

Communication Equipment                                         16%
Software                                                        15%
Hardware                                                        12%
E-Commerce                                                       7%
Communication Services                                           6%
Component Processing Equipment                                   5%
Reserves & Other                                                18%
Components                                                      21%

Based on net assets as of 6/30/01.

The fund remains concentrated in the electronic technology segment, with essentially all of our assets committed to this area. Stocks of components, software, and communications equipment dominate our holdings, collectively representing approximately half of fund assets. The balance of assets is diversified across an array of other technology-related industries. The fund's 25 largest holdings compose 64% of portfolio assets. Following the sharp runup in the technology sector during April and May, and in advance of what we believed to be another disappointing earnings period, we increased the fund's cash position to 17% of assets.

During the past six months, your fund's performance was most positively affected by our investments in the consumer and multimedia software and component processing equipment segments. Despite weak end-market demand and obvious production overcapacity, four of our five component processing equipment holdings generated positive returns during the period, with KLA-Tencor and Novellus Systems faring best. Our most significant contributor during the six months was Electronic Arts, now our second-largest position, which is beginning to benefit from the global rollout of next-generation video game consoles.

In contrast, the fund suffered its most substantial losses in stocks of communications services and communications equipment companies. These stocks suffered from sluggish demand, pricing pressures, funding concerns, and a severe inventory overhang. While business conditions throughout the technology ecosystem are extremely difficult, the pain is particularly acute in the communications segments. Communications semiconductor maker Applied Micro Circuits, optical component leader JDS Uniphase, and Web hosting pioneer Exodus Communications were equally abysmal performers. In all cases, even our worst-case scenarios proved overly optimistic, resulting in a squeeze on profitability and revealing excessive valuations. As leaders in their respective fields, these companies should survive the current industry downturn and thrive during its ultimate recovery.

While we were relatively inactive during much of the period, trading activity increased sharply in both March and June. During both months, we adjusted the risk profile of the portfolio, banked tax-loss carryforwards, and modified our position sizes going into the ensuing earnings reporting period. We will continue such behavior until signs of a sustainable recovery are evident.

OUTLOOK

With technology stocks down 60% from the peak levels reached in spring 2000 and sector fundamentals likely to improve as we move through 2002, the stage is set for a cyclical recovery in the sector. However, against the backdrop of extraordinary uncertainty, decelerating growth in key markets, and valuations that remain somewhat stretched, we expect such a recovery to take longer and, perhaps, be more modest than in the past.

As always, we appreciate your continued support.



Respectfully submitted,

/S/ Charles A. Morris

Charles A. Morris
President of the fund and chairman of its Investment Advisory Committee

July 20, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/01
--------------------------------------------------------------------------------
VeriSign                                                                   6.7%
Electronic Arts                                                            5.6
Analog Devices                                                             4.0
Maxim Integrated Products                                                  3.7
Flextronics                                                                3.6
--------------------------------------------------------------------------------
Altera                                                                     3.2
Xilinx                                                                     2.9
Agere Systems                                                              2.6
Cisco Systems                                                              2.5
Nokia                                                                      2.5
--------------------------------------------------------------------------------
QUALCOMM                                                                   2.4
Openwave Systems                                                           2.4
CIENA                                                                      2.1
JDS Uniphase                                                               2.1
Microsoft                                                                  2.0
--------------------------------------------------------------------------------
EMC                                                                        2.0
WorldCom - WorldCom Group                                                  2.0
Vodafone                                                                   1.9
AOL Time Warner                                                            1.8
ONI Systems                                                                1.6
--------------------------------------------------------------------------------
Adobe Systems                                                              1.5
Celestica                                                                  1.4
Siebel Systems                                                             1.3
ASML Holding                                                               1.2
Cognex                                                                     1.2
--------------------------------------------------------------------------------
Total                                                                     64.2%

Note: Table excludes reserves.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/01

Ten Largest Purchases                                      Ten Largest Sales
--------------------------------------------------------------------------------
Juniper Networks                                           Texas Instruments
VeriSign                                                   LSI Logic **
Openwave Systems *                                         KLA-Tencor
WorldCom - WorldCom Group *                                Sun Microsystems **
Brocade Communications Systems *                           XO Communications **
AOL Time Warner *                                          Oracle
Agere Systems *                                            Sprint PCS **
Exodus Communications                                      Nokia
Nortel Networks *                                          Juniper Networks
Cisco Systems                                              Corning **

  * Position added
 ** Position eliminated

7
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

As of 6/30/01

                                     [CHART]

                        S&P 500         Lipper Science &        Science &
                      Stock Index     Technology Fund Index   Technology Fund
--------------------------------------------------------------------------------
 Jun-91                 10,000               10,000                10,000
 Jun-92                 11,341               11,395                11,765
 Jun-93                 12,887               15,329                16,471
 Jun-94                 13,068               15,169                17,036
 Jun-95                 16,475               23,297                28,641
 Jun-96                 20,759               26,405                35,887
 Jun-97                 27,962               31,729                39,736
 Jun-98                 36,396               37,670                45,840
 Jun-99                 44,679               60,013                73,387
 Jun-00                 47,916              109,804               109,707
 Jun-01                 40,810               54,752                53,967



------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/01             1 Year          3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
Science & Technology Fund         -50.81%         5.59%     8.50%      18.36%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Science & Technology shares

                             6 Months            Year
                                Ended           Ended
                              6/30/01        12/31/00       12/31/99       12/31/98     12/31/97      12/31/96

NET ASSET VALUE
Beginning of period          $   35.57      $   63.71     $    37.67     $    27.26     $  29.71     $   29.12
Investment activities
   Net investment
   income (loss)                 (0.09)         (0.29)         (0.09)         (0.18)       (0.12)        (0.09)
   Net realized and
   unrealized gain (loss)        (9.61)        (20.57)         36.85          11.58         0.54          4.28
   Total from
   investment activities         (9.70)        (20.86)         36.76          11.40         0.42          4.19
Distributions
   Net realized gain                --          (7.28)        (10.72)         (0.99)       (2.87)        (3.60)

NET ASSET VALUE
End of period                $   25.87      $   35.57     $    63.71     $    37.67     $  27.26     $   29.71
                             ---------------------------------------------------------------------------------

Ratios/Supplemental Data
Total return/x/                 (27.27)%       (34.19)%       100.99%         42.35%        1.71%        14.23%
Ratio of total expenses to
average net assets                0.98%+         0.86%          0.87%          0.94%        0.94%         0.97%
Ratio of net investment
income (loss) to average
net assets                       (0.64)%+       (0.55)%        (0.26)%        (0.61)%      (0.44)%       (0.33)%
Portfolio turnover rate          135.9%+        134.1%         128.0%         108.9%       133.9%        125.6%
Net assets, end of period
(in millions)                $   6,558      $   8,892     $   12,271     $    4,696     $  3,538     $   3,292

/x/ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions
  +  Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

------------------------
PORTFOLIO OF INVESTMENTS                                    Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 83.1%

HARDWARE 12.0%

Peripherals 3.7%
Brocade Communications Systems *                         1,800,000   $   79,182
EMC *                                                    5,000,000      145,250
Network Appliance *                                      3,000,000       41,100
                                                                     ----------
                                                                        265,532
                                                                     ----------

Contract Manufacturing 8.3%
Celestica *                                              2,000,000      103,000
Flextronics *                                           10,000,000      261,100
Sanmina *                                                3,500,000       81,935
SCI Systems *                                            3,000,000       76,500
Solectron *                                              4,000,000       73,200
                                                                     ----------
                                                                        595,735
                                                                     ----------
Total Hardware                                                          861,267
                                                                     ----------

SOFTWARE 15.5%

Enterprise Software 7.9%
Informatica *                                            3,550,000       61,628
Internet Security Systems *                                750,000       36,420
Mercury Interactive *                                      650,000       38,935
Microsoft *                                              2,000,000      146,000
NetIQ *                                                  1,500,000       46,935
Oracle *                                                 4,000,000       76,000
Siebel Systems *                                         2,000,000       93,800
VERITAS Software *                                       1,000,000       66,530
                                                                     ----------
                                                                        566,248
                                                                     ----------

Consumer and Multi Media Software 7.6%
Adobe Systems                                            2,250,000      105,750
Electronic Arts * +                                      7,000,000      405,300
RealNetworks *                                           3,000,000       35,250
                                                                     ----------
                                                                        546,300
                                                                     ----------
Total Software                                                        1,112,548
                                                                     ----------

10
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

MEDIA 1.8%

Media 1.8%
AOL Time Warner *                                        2,500,000    $ 132,500
                                                                      ---------
Total Media                                                             132,500
                                                                      ---------

COMMUNICATION SERVICES 5.8%

Wireless Services 2.3%
Millicom International Cellular *                        1,200,000       30,120
Vodafone Group ADR                                       6,000,000      134,100
                                                                      ---------
                                                                        164,220
                                                                      ---------

Wireline Services 3.5%
Colt Telecom Group (GBP) *                              10,000,000       69,288
Exodus Communications *                                 20,000,000       41,200
WorldCom - WorldCom Group *                             10,000,000      142,000
                                                                      ---------
                                                                        252,488
                                                                      ---------
Total Communication Services                                            416,708
                                                                      ---------

E-COMMERCE 6.7%

E-Commerce 6.7%
VeriSign *                                               8,000,000      480,080
                                                                      ---------
Total E-Commerce                                                        480,080
                                                                      ---------

COMMUNICATIONS EQUIPMENT 15.5%

Wireline Equipment 8.2%
CIENA *                                                  4,000,000      152,000
Cisco Systems *                                         10,000,000      182,000
Juniper Networks *                                       2,500,000       77,750
Oni Systems *                                            4,000,000      111,600
Sonus Networks *                                         3,000,000       70,080
                                                                      ---------
                                                                        593,430
                                                                      ---------

Wireless Equipment 7.3%
Nokia ADR                                                8,000,000      176,320
Openwave Systems *                                       5,000,000      173,500
QUALCOMM *                                               3,000,000      175,440
                                                                      ---------
                                                                        525,260
                                                                      ---------
Total Communications Equipment                                        1,118,690
                                                                      ---------

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMPONENT PROCESSING EQUIPMENT 5.3%

Semiconductor Processing Equipment 5.3%
Applied Materials *                                      1,350,000    $  66,285
ASM Lithography *                                        4,000,000       89,000
Cognex * +                                               2,500,000       84,625
KLA-Tencor *                                             1,250,000       73,087
Novellus Systems *                                       1,250,000       70,988
                                                                      ---------
Total Component Processing Equipment                                    383,985
                                                                      ---------

COMPONENTS 20.5%

Analog Semiconductors 7.7%
Analog Devices *                                         6,650,000      287,613
Maxim Integrated Products *                              6,000,000      265,260
                                                                      ---------
                                                                        552,873
                                                                      ---------

Digital Semiconductor 8.1%
Altera *                                                 8,000,000      232,000
Applied Micro Circuits *                                 4,500,000       77,400
Texas Instruments                                        2,200,000       69,300
Xilinx *                                                 5,000,000      206,200
                                                                      ---------
                                                                        584,900
                                                                      ---------

Optical Components 4.7%
Agere Systems *                                         25,000,000      187,500
JDS Uniphase *                                          12,000,000      150,000
                                                                      ---------
                                                                        337,500
                                                                      ---------
Total Components                                                      1,475,273
                                                                      ---------
Total Miscellaneous Common Stocks  0.0%                                      61
                                                                      ---------
Total Common Stocks (Cost $7,101,883)                                 5,981,112
                                                                      ---------

CONVERTIBLE PREFERRED STOCKS 0.0%

AllAdvantage *++                                         1,239,670            0
idealab! (Series D) *++                                  1,000,000        2,400
                                                                      ---------
Total Convertible Preferred Stocks (Cost $107,500)                        2,400
                                                                      ---------

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

SHORT-TERM INVESTMENTS 14.8%

Money Market Funds 14.8%
T. Rowe Price Government Reserve Investment Fund,
  3.90% #+                                           1,062,076,212   $ 1,062,076
                                                                     -----------
Total Short-Term Investments (Cost $1,062,076)                         1,062,076
                                                                     -----------

Total Investments in Securities
97.9% of Net Assets (Cost $8,271,459)                                $ 7,045,588

Other Assets Less Liabilities                                            149,592
                                                                     -----------

NET ASSETS                                                           $ 7,195,180
                                                                     -----------

    #   Seven-day yield
    +   Affiliated company
    *   Non-income producing
   ++   Private placement
  ADR   American Depository Receipt
  GBP   British sterling

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value
   Affiliated companies (cost $1,420,595)                          $  1,552,001
   Other companies (cost $6,850,864)                                  5,493,587
                                                                   ------------
   Total investments in securities                                    7,045,588
Other assets                                                            178,703
                                                                   ------------
Total assets                                                          7,224,291
                                                                   ------------

Liabilities
Total liabilities                                                        29,111
                                                                   ------------

NET ASSETS                                                         $  7,195,180
                                                                   ------------

Net Assets Consist of:
Accumulated net investment income - net of distributions           $    (26,163)
Accumulated net realized gain/loss - net of distributions            (2,820,542)
Net unrealized gain (loss)                                           (1,225,871)
Paid-in-capital applicable to 278,103,395 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                      11,267,756
                                                                   ------------

NET ASSETS                                                         $  7,195,180
                                                                   ------------

NET ASSET VALUE PER SHARE

Science & Technology shares
($6,557,599,456/253,433,982 shares outstanding)                    $      25.87
                                                                   ------------
Science & Technology Advisor Class shares
($637,580,675/24,669,413 shares outstanding)                       $      25.84
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                       6/30/2001

Investment Income (Loss)
Income
  Interest (including $10,721 from affiliated companies)           $     10,763
  Dividend (net of foreign taxes of $322)                                 2,676
                                                                   ------------
  Total Income                                                           13,439
                                                                   ------------
Expenses
  Investment management                                                  27,115
  Shareholder servicing
     Science & Technology shares                                         10,489
     Science & Technology Advisor Class shares                              498
  Distribution - Science & Technology Advisor Class shares                  711
  Prospectus and shareholder reports
     Science & Technology shares                                            391
     Science & Technology Advisor Class shares                                -
  Registration                                                              252
  Custody and accounting                                                    161
  Legal and audit                                                            40
  Directors                                                                  16
                                                                   ------------
  Total expenses                                                         39,673
  Expenses paid indirectly                                                  (71)
                                                                   ------------
  Net expenses                                                           39,602
                                                                   ------------
Net investment income (loss)                                            (26,163)
                                                                   ------------

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                         (2,379,375)
  Foreign currency transactions                                            (197)
                                                                   ------------
  Net realized gain (loss)                                           (2,379,572)
                                                                   ------------
Change in net unrealized gain or loss
  Securities                                                           (274,607)
  Other assets and liabilities
  denominated in foreign currencies                                           6
                                                                   ------------
  Change in net unrealized gain or loss                                (274,601)
                                                                   ------------
Net realized and unrealized gain (loss)                              (2,654,173)
                                                                   ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ (2,680,336)
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months          Year
                                                           Ended         Ended
                                                         6/30/01      12/31/00

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                       $    (26,163)  $   (74,759)
  Net realized gain (loss)                             (2,379,572)      801,455
  Change in net unrealized gain or loss                  (274,601)   (5,867,083)
                                                     --------------------------
  Increase (decrease) in net assets from operations    (2,680,336)   (5,140,387)
                                                     --------------------------
Distributions to shareholders
  Net realized gain
     Science & Technology shares                                -    (1,563,660)
     Science & Technology Advisor Class shares                  -      (144,641)
                                                     --------------------------
  Decrease in net assets from distributions                     -    (1,708,301)
                                                     --------------------------
Capital share transactions *
  Shares sold
     Science & Technology shares                        1,316,560     6,297,536
     Science & Technology Advisor Class shares             58,255     1,306,306
  Distributions reinvested
     Science & Technology shares                                -     1,524,085
     Science & Technology Advisor Class shares                  -       144,384
  Shares redeemed
     Science & Technology shares                       (1,200,148)   (4,953,033)
     Science & Technology Advisor Class shares            (20,109)      (20,264)
                                                     --------------------------
  Increase (decrease) in net assets from
  capital share transactions                              154,558     4,299,014
                                                     --------------------------

Net Assets
Increase (decrease) during period                      (2,525,778)   (2,549,674)
Beginning of period                                     9,720,958    12,270,632
                                                     --------------------------
End of period                                        $  7,195,180  $  9,720,958
                                                     --------------------------

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----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                          6 Months       Year
                                                            Ended        Ended
                                                           6/30/01      12/31/00

* Share information
   Shares sold
     Science & Technology shares                            44,231      101,943
     Science & Technology Advisor Class shares               2,000       20,216
   Distributions reinvested
     Science & Technology shares                                 -       37,418
     Science & Technology Advisor Class shares                   -        3,548
   Shares redeemed
     Science & Technology shares                           (40,816)     (81,931)
     Science & Technology Advisor Class shares                (661)        (434)
                                                         ----------------------
   Increase (decrease) in shares outstanding                 4,754       80,760

The accompanying notes are an integral part of these financial statements.

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Unaudited                                                         June 30, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares -- Science & Technology, offered since September 30, 1987, and Science & Technology Advisor Class, first offered on March 31, 2000. Science & Technology Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Class Accounting The Science & Technology Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,217,580,000 and $6,123,390,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $8,271,459,000. Net unrealized loss aggregated $1,225,871,000 at period-end, of which $724,880,000 related to appreciated investments and $1,950,751,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,982,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause Science & Technology Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, Science & Technology Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $8,622,000 for the six months ended June 30, 2001, of which $1,684,000 was payable at period-end.

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The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe
Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $10,721,000 and are reflected as interest income in the accompanying Statement of Operations.

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

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132 or visit our Web site at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

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T. Rowe Price Investment Services, Inc., Distributor.            F61-051 6/30/01